May 16, 2017 SANTANDER HOLDINGS USA, INC. Fixed Income Investor Presentation First Quarter 2017

2 Disclaimer This presentation of Santander Holdings USA, Inc. (“SHUSA”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as “may,” “could,” “should, ” “looking forward,” “will,” “would,” “believe,” “expect,” “hope,” “anticipate,” “estimate,” “intend,” “plan,” “assume” or similar expressions are intended to indicate forward-looking statements. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties based on various factors and assumptions, many of which are beyond SHUSA’s control. Among the factors that could cause SHUSA’s financial performance to differ materially from that suggested by the forward-looking statements are: (1) the effects of regulation and policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve” or “FRB”), the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency and the Consumer Financial Protection Bureau, including changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve, the failure to adhere to which could subject SHUSA to formal or informal regulatory compliance and enforcement actions; banking, capital and liquidity, regulations and policies and the application and interpretations thereof by regulatory bodies, and the impact of changes in and interpretations of generally accepted accounting principles in the United States of America; (2) the strength of the United States economy in general and regional and local economies in which SHUSA conducts operations in particular, which may affect, among other things, the level of non- performing assets, charge-offs, and provisions for credit losses; (3) the ability of certain European member countries to continue to service their debt and the risk that a weakened European economy could negatively affect U.S.-based financial institutions, counterparties with which SHUSA does business, as well as the stability of global financial markets; (4) inflation, interest rate, market and monetary fluctuations, which may, among other things, reduce net interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; (5) adverse movements and volatility in debt and equity capital markets and adverse changes in the securities markets, including those related to the financial condition of significant issuers in SHUSA’s investment portfolio; (6) SHUSA’s ability to manage changes in the value and quality of its assets, changing market conditions that may force management to alter the implementation or continuation of cost savings or revenue enhancement strategies and the possibility that revenue enhancement initiatives may not be successful in the marketplace or may result in unintended costs; (7) SHUSA's ability to grow revenue, manage expenses, attract and retain highly-skilled people and raise capital necessary to achieve its business goals and comply with regulatory requirements and expectations; (8) SHUSA’s ability to effectively manage its capital, including approval of its capital plan by regulators; (9) changes in debt ratings assigned to SHUSA and its subsidiaries; (10) SHUSA’s ability to timely develop competitive new products and services in a changing environment that are responsive to the needs of SHUSA's customers and are profitable to SHUSA, the acceptance of such products and services by customers, and the potential for new products and services to impose additional costs on SHUSA and expose SHUSA to increased operational risk; (11) changes or potential changes to the competitive environment, including changes due to regulatory and technological changes, the effects of industry consolidation and perceptions of SHUSA as a suitable service provider or counterparty; (12) the ability of SHUSA and its third-party vendors to convert and maintain SHUSA’s data processing and related systems on a timely and acceptable basis and within projected cost estimates; (13) SHUSA's ability to control operational risks, data security breach risks and outsourcing risks, and the possibility of errors in quantitative models SHUSA uses to manage its business and the possibility that SHUSA's controls will prove insufficient, fail or be circumvented; (14) the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, which is a significant development for the industry, the full impact of which will not be known until the rule-making processes mandated by the legislation are complete, although the impact has involved and will involve higher compliance costs that have affected and will affect SHUSA’s revenue and earnings negatively; (15) SHUSA's ability to promote a strong culture of risk management, operating controls, compliance oversight and governance that meets regulatory expectations; (16) competitors of SHUSA that may have greater financial resources or lower costs, may innovate more effectively, or may develop products and technology that enable those competitors to compete more successfully than SHUSA;

3 Disclaimer (cont.) (17) acts of terrorism or domestic or foreign military conflicts; and acts of God, including natural disasters; (18) the outcome of ongoing tax audits by federal, state and local income tax authorities that may require SHUSA to pay additional taxes or recover fewer overpayments compared to what has been accrued or paid as of period-end; (19) adverse publicity, whether specific to SHUSA or regarding other industry participants or industry- wide factors, or other reputational harm; and (20) SHUSA’s success in managing the risks involved in the foregoing. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest, and in making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, Santander Bank, N.A. (“Santander Bank” or “SBNA”), or Santander Consumer Holdings USA, Inc. (“SC”) in any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results, among others. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. On February 18, 2014, the Federal Reserve issued the final rule implementing certain of the enhanced prudential standards mandated by Section 165 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Final Rule") to strengthen regulatory oversight of foreign banking organizations ("FBOs"). Under the Final Rule, FBOs with over $50 billion of U.S. non-branch assets, including Santander, were required to consolidate U.S. subsidiary activities under an intermediate holding company (" IHC"). Due to its U.S. non-branch total consolidated asset size, Santander was subject to the Final Rule. As a result of this rule, Santander transferred substantially all of its equity interests in U.S. bank and non- bank subsidiaries previously outside SHUSA to SHUSA, which became an IHC effective July 1, 2016. These subsidiaries included Santander BanCorp (“SBC”), Banco Santander International (“BSI”), Santander Investment Services, Inc. (“SIS”), Santander Securities LLC (“SSLLC”), as well as several other subsidiaries. As these entities were and are solely owned and controlled by Santander prior to and after July 1, 2016, in accordance with Accounting Standards Codification 805, the transaction has been accounted for under the common control guidance which requires SHUSA to recognize the assets and liabilities transferred at their historical cost of the transferring entity at the date of transfer. Additionally, as this transaction represents a change in reporting entity, the guidance requires ret rospective combination of the entities for all periods presented in the financial statements as if the combination had been in effect since the inception of common control. The entities transferred approximately $14.1 billion of assets and approximately $11.8 billion of liabilities to SHUSA on July 1, 2016. The financial statements have been recast to reflect the operations of the commonly controlled entities for all periods presented as a change in reporting entity. Historical financial information in this presentation, unless noted otherwise, has been consistently recast to reflect the above financial reporting requirements.

4 Santander Bank Santander Consumer USA Santander Puerto Rico Banco Santander International Santander Investment Securities SHUSA is a bank holding company (“BHC”) wholly owned by Santander (NYSE: SAN) Introduction • SHUSA consists of: • Well-established banking franchises in the Northeast and Puerto Rico • A nationwide auto finance business • A wholesale broker-dealer in New York • International private banking business • Headquartered in Boston • Regulated by the Federal Reserve • SEC registered1 • Website www.santanderus.com 12SHUSA’s SEC filings are accessible on the SEC website at www.sec.gov and are also accessible through SHUSA’s website at www.santanderus.com.

5  Corporate Structure1 SHUSA $135.1BN Assets SBNA2 $79.6BN Assets Retail Bank SC3 $39.1BN Assets Auto Finance SHUSA is the intermediate holding company (“IHC”) for Santander’s U.S. operations 1Balances as of March 31, 2017 4Banco Santander Puerto Rico 2Santander Bank, N.A. 5Banco Santander International 3Santander Consumer Holdings USA, Inc. 6Santander Investment Securities Approximately 58.7% ownership Banco Santander, S.A. BSPR4 $5.3BN Assets Retail Bank BSI5 $6.9BN Assets Wealth Management SIS6 $1.8BN Assets Broker Dealer 100% ownership Added to SHUSA effective July 1, 2016

6 1Q 2017 Executive Summary1 Liquidity and Funding Capital Balance Sheet 1Data as of 3/31/17 unless otherwise noted. 2Includes non controlling interest. 3Liquidity coverage ratio. Earnings Credit Quality  1Q17 net income of $164MM2  SHUSA 1Q17 net interest margin 5.76%  SBNA net interest margin improved from 2.30% in 4Q16 to 2.62% in 1Q17  SHUSA’s balance sheet declined from $137.4BN at 4Q16 to $135.1BN at 1Q17 due to balance sheet optimization initiatives  SBNA completed a tender for $881MM of $1.0BN debt due January 2018  In 1Q17 SHUSA issued $1BN 5-year senior debt which is eligible for TLAC  SHUSA maintains an LCR3 in excess of the regulatory requirement  Holding company held $4.1BN in high quality liquid assets (“HQLA”) as of 1Q17  Common Equity Tier 1 (“CET1”) ratio of 14.6% as of 1Q17; 14.1% for Basel 3 fully phased-in  On April 5, 2017 SHUSA submitted its 2017 Capital Plan to the Federal Reserve  SBNA’s credit metrics are in line with large bank peers  In 1Q17 49 of SC asset-backed securities (“ABS”) tranches impacting more than $4.2BN were upgraded by Moody’s  SC delinquency and gross losses decreased QoQ reflecting seasonal trends

7 Quarterly Profitability1 1Net Income includes noncontrolling interest Pre-Tax Pre-Provision Income/(Loss) ($MM) Net Income/(Loss) ($MM)1 Net Interest Income ($MM) Pre-Tax Income/(Loss) ($MM) 1,087 1,042 1,022 783 978 - 250 500 750 1,000 1Q16 2Q16 3Q16 4Q16 1Q17 1,696 1,665 1,621 1,583 1,603 0 500 1,000 1,500 2,000 1Q16 2Q16 3Q16 4Q16 1Q17 189 428 334 3 243 0 150 300 450 1Q16 2Q16 3Q16 4Q16 1Q17 110 275 226 30 164 0 100 200 300 1Q16 2Q16 3Q16 4Q16 1Q17 Improved profitability in 1Q17 after 4Q16 impacted by one time charges

8 2 2 Net Interest Margin and IRR Sensitivity  SHUSA’s lower net interest margin (“NIM”) since 1Q16 reflects:  SBNA: Higher NIM due to balance sheet optimization actions and asset sensitivity  SC: Lower NIM through disciplined approach to credit and modest liability sensitivity SHUSA 1Q17 net interest margin of 5.76% Net Interest Margin1 SHUSA Interest Rate Sensitivity (% change in annual NII for parallel rate movement) 1SHUSA NIM for 1Q16 and 2Q16 have not been restated for the IHC consolidation effective July 1, 2016

9 Auto Loans 18% 12% 5% 8% 6% 5% 18% 5% 3% 3% 17% Balance Sheet Overview1 6% 5% 4% 6% 5% 7% 6% 18% 15% 7% 19% Investments 2% Cash Non Interest- Bearing Demand Deposits Other Assets C&I CRE Residential Mortgage Other Loans Operating Lease Assets Goodwill Home Equity Multi-Family $135.1BN Assets $112.5BN Liabilities $22.6BN Equity Interest- Bearing Demand Deposits Secured Structured Financings Equity Other Liabilities FHLB Money Market Certificates of Deposit Savings Revolving Credit Facilities Other Borrowings SHUSA balance sheet reflects subsidiary banks funded by core deposits and an auto finance company funded with wholesale funds 1Balances as of March 31, 2017

10 Balance Sheet Trends $145 $140 $139 $137 $135 Liabilities & Equity $ in billions Balance sheet trend reflects optimization initiatives and consistent reduction in borrowed funds Assets $145 $140 $139 $137 $135

11 2 Borrowed Funds Profile1 Sr Debt 3.45% FHLB Bank Debt HoldCo Debt SC 3rd Party Santander2 FHLB 0.6% FHLB 0.8% SC ABS 1As of March 31, 2017. 2Difference in Santander balance at SHUSA consolidated and SC reflects lending from SHUSA to SC that is eliminated at the consolidated level. $43.5 $41.5 SC Private Amort. SBNA ($BN) SHUSA HOLDCO ($BN) SHUSA Consolidated ($BN) Private Amort. 3rd Party Rev. Santander2 Holding company issuance will be driven by TLAC’s long term debt (“LTD”) requirement HoldCo Debt $4.4 $5.4 Bank Debt FHLB $7.7 $5.3 ABS SC ($BN) $31.5 $31.3

TLAC Rule and SHUSA Issuance

12

SHUSA will be required to meet TLAC and LTD requirements by January 1, 2019

- SHUSA expects to issue approximately $5.5BN in HoldCo debt during 2017-2018 to meet the LTD requirement of 6% of risk-weighted assets ("RWA")
  - Net increase of ~$3.0BN in SHUSA debt as new issuances also replace maturities

SHUSA Debt Outstanding[1]



$3.0BN
5.7
3.5
-0.6
-1.0
7.6
2.0
-0.5
-0.5
8.6
1.5
-1.5
8.6
2016
2017
2018
2019
HoldCo Issuance
HoldCo Maturities
SBNA Debt
SHUSA Total

[1]Chart does not include SHUSA trust preferred securities ($0.2BN) or SHUSA preferred stock ($0.2BN).

Santander

13 2 2 SHUSA HoldCo Debt Profile  As of 3/31/17 SHUSA HoldCo held $4.1BN in HQLA  SHUSA debt issuances will be designed to maintain a laddered maturity structure 2017 2018 2019 2020 … 2022 … 2025 … … 2036 Perp Trust Pref Pref Stock Sr Debt 4.6% Sr Debt 3M+ 145 $0.6 $0.5 $0.22 $0.2 $1.0 Sr Debt 2.65% $1.1 Sr Debt 4.5% $1.0 Sr Debt 2.7% $1.0 Sr Debt 3.7%

14 2 Under fully phased-in US Basel III rule3, CET1 ratio as of 1Q17 was 14.1% Capital Ratios1,2 Tier 1 Leverage Tier 1 risk based Common Equity Tier 1 Total Risk Based 11.9% 12.4% 14.1% 14.5% 14.6% 1Q16 2Q16 3Q16 4Q16 1Q17 11.5% 11.6% 12.5% 12.5% 12.6% 1Q16 2Q16 3Q16 4Q16 1Q17 13.4% 14.0% 15.7% 16.1% 16.2% 1Q16 2Q16 3Q16 4Q16 1Q17 15.3% 15.8% 17.6% 18.0% 18.1% 1Q16 2Q16 3Q16 4Q16 1Q17 1Capital ratios calculated under the U.S. Basel III framework on a transitional basis 2Periods prior to 3Q16 have not been re-cast for the IHC consolidation 3Fully phased-in under the standardized approach - see SHUSA 1Q 2017 Form 10-Q

15 106.5% 100.2% 91.4%93.2%90.6% 111.3%114.6% 119.4% 94.7% 110.4%109.0%106.0% 120.0%118.6%120.6%115.3% 109.0% 114.1% 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 SBNA Large Banks** Reserve Coverage (ALLL/NPL2) 1.21% 1.16% 1.02% 1.17%1.18% 1.07%1.07% 1.17% 1. 7% 1.2%1.27%1.29%1.26%1.28%1.31%1.34% 1.22% 1.20% 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 SBNA Large Banks** ALLL to Total Loans 1.13% 0.98% 0.94% 0.96% 1.30% 1.26% 1.12%1.16%1.13% 1.12% 1.20%1.25% 1.18% 1.17% 1.14% 1.28% 1.26% 1.22% 1Q15 Q15 3Q15 4Q15 1Q16 Q16 3Q16 4Q16 1Q17 SBNA Large Banks** Non-Performing Loan Ratio2 0.26% 0.25% 0.91% 0.15%0.12% 0.43% 0.20% 0.31% 0.21% 0.43%0.41%0.39% 0.38% 0 360.35%0.36% 0.45% 0.41% Q15 2Q15 3 15 4 15 1 16 2Q16 3Q16 4Q16 1Q17 SBNA Large Banks** Annualized Net Charge off Ratio1 **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, and WFC 1NPLs= Nonaccruing loans plus accruing loans 90+ DPD Annualized NCO = Quarterly NCO*4 Asset Quality: SBNA SBNA asset quality metrics in line with peers 14Q16 impacted by two commercial clients. Excluding these clients, the charge-off ratio would have been 0.31% 2NPLs = Non accruing loans plus accruing loans 90+ DPD;

16 Asset Quality: SC – Loss and Delinquency  QoQ reduction in delinquency and gross losses reflect seasonal trends  YoY delinquency and gross losses increase driven by 2015 originations which were more nonprime in nature and slower portfolio growth Credit Delinquency SOURCE: SC First Quarter 2017 Presentation, April 26, 2017. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results

17 2 2 Rating Agencies Santander Bank Te S&P Moody’s Short Term Deposits A-2 P-1 Senior Debt BBB+ Baa2 Outlook Stable Stable SHUSA S&P Moody’s N/A N/A BBB+ Baa3 Stable Stable  On August 5, 2016, S&P affirmed SHUSA’s and SBNA’s ratings of A-2/BBB+/stable  On October 18, 2016, Moody’s downgraded SHUSA’s senior debt rating by 1 notch from Baa2 to Baa3 and moved SHUSA’s outlook from negative to stable  On October 18, 2016, Moody’s affirmed SBNA’s ratings at P-1/Baa2 and the outlook at stable March 31, 2017 Banco Santander S&P Moody’s A-2 P-2 A- A3 Positive1 Stable 1S&P raised Banco Santander’s outlook from Stable to Positive on February 9, 2017

Appendix

Consolidating Balance Sheet

19

(US $ millions)	March 31, 2017 Bank	SC	Other[1]	IHC Entities[2]	SHUSA
Assets					
Cash and cash equivalents	$ 3,463	$ 421	(107)	4,793	$ 8,570
Investments Available-for-sale at fair value	16,489	-	991	886	18,366
Investments Held-to-maturity	1,621	-	-	-	1,621
Other Investment securities[3]	680	-	-	23	703
Loans	49,680	27,067	(371)	7,339	83,715
Less allowance for loan and leases losses	(535)	(3,622)	334	(100)	(3,923)
Total loans, net	**49,145**	**23,445**	**(37)**	**7,239**	**79,792**
Goodwill	3,403	74	967	11	4,455
Other assets	4,859	15,121	631	991	21,602
Total assets	**$ 79,660**	**$ 39,061**	**$ 2,445**	**$ 13,943**	**$ 135,109**
Liabilities and Stockholders' Equity					
Deposits	$ 60,107	-	(3,268)	9,762	$ 66,601
Borrowings and other debt obligations	5,270	31,475	4,471	260	41,476
Other liabilities	779	2,167	(24)	1,510	4,432
Total liabilities	**66,156**	**33,642**	**1,179**	**11,532**	**112,509**
Stockholders' equity including noncontrolling interest	13,504	5,419	1,266	2,411	22,600
Total liabilities and stockholders' equity	**$ 79,660**	**$ 39,061**	**$ 2,445**	**$ 13,943**	**$ 135,109**

(1) Includes holding company, eliminations, IHC eliminations and purchase accounting marks related to SC consolidation.
(2) The IHC entities are presented within "other" in the company's financial statement segment presentation due to immateriality.
(3) Other Investment securities include trading securities.

Santander

20 Consolidating Income Statement (1)Includes holding company activities, IHC eliminations, eliminations and purchase accounting marks related to SC consolidation. (2) SHUSA net income includes non-controlling interest. (3)The IHC entities are presented within "other" in the Company's financial statement segment presentation due to immateriality. (US $ Millions) Bank SC Other (1) IHC Entities (3) Interest income 557$ 1,270$ 38$ 91 1,956$ Interest expense (97) (227) (21) (8) (353) Net interest income 460 1,043 17 83 1,603 Fees & other income/(expense) 197 433 (8) 106 728 Equity investment expense (3) - 1 - (2) Other non interest income - - - 1 1 Net revenue 654 1,476 10 190 2,330 G & A expense (516) (617) (57) (121) (1,311) Other expenses (24) (3) (11) (3) (41) Provision for credit losses (27) (635) (58) (15) (735) Income before taxes 87 221 (116) 51 243 Income tax (expense)/benefit (16) (78) 35 (20) (79) Net income/(loss) 2 71$ 143$ (81)$ 31$ 164$ SHUSA For the three-month period ended March 31, 2017

21 2 2 Quarterly Trended Statement of Operations (1)Represents net income/(loss) including noncontrolling interest. (US $ Millions) 1Q16 2Q16 3Q16 4Q16 1Q17 Interest income 2,058$ 2,029$ 1,971$ 1,932$ 1,956$ Interest expense (362) (364) (350) (349) (353) Net interest income 1,696 1,665 1,621 1,583 1,603 Fees & other income 670 689 728 623 728 Equity investment expense (4) (1) - (6) (2) Other non interest income 27 31 - - 1 Net revenue 2,389 2,384 2,349 2,200 2,330 G&A expense (1,225) (1,265) (1,281) (1,353) (1,311) Oth r expenses (77) (77) (46) (64) (41) Provision for credit losses (898) (614) (688) (780) (735) Income before taxes 189 428 334 3 243 Income tax (expense)/benefit (79) (153) (108) 27 (79) Net income(1) 110$ 275$ 226$ 30$ 164$

22 2 2 SHUSA’s capital ratios remain at the top of peers Capital Ratios Peer Comparison (as of 3/31/17) CET1 Tier 1 Risk-Based Capital (“RBC”) Total RBC Tier 1 Leverage - - - - Peer Median Peer data from SNL

23 2 2 Non-GAAP to GAAP Reconciliations $55,756 $56,638 $57,059 $57,114 $57,548 0.46% 0.48% 0.47% 0.39% 0.39% 0.30% 0.35% 0.39% 0.44% 0.48% 0.53% 4Q15 1Q16 2Q16 3Q16 4Q16 Total Deposits Avg. Interest Cost $ Milli n 1Q16 2Q16 3Q16 4Q16 1Q17 SHUSA Pre-Tax Pre-Provision Income Pre-tax income, as reported 189$ 428$ 334$ 3$ 243$ Add back: Provision for credit losses 898 614 688 780 735 Pre-Tax Pre-Provision Income 1,087$ 1,042$ 1,022$ 783$ 978$

24 2 2 1 $ Millions 1Q16 (1) 2Q16 (1) 3Q16 4Q16 1Q17 Common Equity Tier 1 to Risk-Weighted Assets Tier 1 Common 12,644$ 12,750$ 15,153$ 15,136$ 14,912$ Risk-Weighted Assets 106,446 102,967 107,310 104,334 102,353 Ratio 11.9% 12.4% 14.1% 14.5% 14.6% Tier 1 Leverage (1) Tier 1 Capital 14,281$ 14,401$ 16,866$ 16,844$ 16,603$ 123,964 124,498 135,155 134,534 131,648$ Ratio 11.5% 11.6% 12.5% 12.5% 12.6% Tier 1 Risk-Based (1) Tier 1 Capital 14,281$ 14,401$ 16,866$ 16,844$ 16,603$ Risk-Weighted Assets 106,446 102,967 107,310 104,334 102,353$ Ratio 13.4% 14.0% 15.7% 16.1% 16.2% Total Risk-Based (1) Risk-Based Capital 16,288$ 16,270$ 18,834$ 18,775$ 18,508$ Risk-Weighted Assets 106,446 102,967 107,310 104,334 102,353$ Ratio 15.3% 15.8% 17.6% 18.0% 18.1% Average total assets for leverage capital purposes Non-GAAP to GAAP Reconciliations1,2 1Periods prior to 3Q16 have not been recast for the IHC consolidation . Refer to SHUSA 1Q 2017 10-Q. 2Basel III ratios on a transition basis under the standardized approach starting in 2Q15.

25 2 2 SBNA: Quarterly Profitability US $ millions 1See non-GAAP to GAAP reconciliation of Pre-Tax Pre-Provision Income Net Interest Income ($MM) Pre-Tax Pre-Provision Income ($MM) Pre-Tax Income/(Loss) ($MM) Net Income/(Loss) ($MM) 100 104 114 47 113 0 20 40 60 80 100 120 140 1Q16 2Q16 3Q16 4Q16 1Q17 434 438 433 426 460 2.22% 2.24% 2.33% 2.30% 2.62% 0 100 200 300 400 500 1Q16 2Q16 3Q16 4Q16 1Q17 NII Net Interest Margin (20) 104 126 23 86 -25 0 25 50 75 100 125 150 1Q16 2Q16 3Q16 4Q16 1Q17 (17) 93 91 (15) 70 -20 5 30 55 80 105 1Q16 2Q16 3Q16 4Q16 1Q17

26 2 2 SBNA: Quarterly Trended Statement of Operations (US$ in Millions) 1Q16 2Q16 3Q16 4Q16 1Q17 Interest income 576$ 565$ 541$ 527$ 557$ Interest expense (142) (127) (108) (101) (97) Net interest income 434 438 433 426 460 Fees & other income 227 240 248 213 194 Other non-interest income 26 31 - - - Net revenue 687 709 681 639 654 General & administrative expenses (537) (540) (539) (544) (517) Other expenses (50) (65) (28) (48) (24) (Provision for)/release of credit losses (120) - 12 (24) (27) (Loss)/income before taxes (20) 104 126 23 86 Income tax benefit/(expense) 3 (11) (35) (38) (16) Net (loss)/income (17)$ 93$ 91$ (15)$ 70$ 1Q16 2Q16 3Q16 4Q16 1Q17 Net interest margin 2.22% 2.24% 2.33% 2.30% 2.62%

27 2 2 SBNA: Quarterly Average Balance Sheet Quarterly Averages (In millions) Average Yield/ Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Balance Rate Deposits and investments 21,504$ 1.89% 22,102$ 1.18% (598)$ 0.71% 26,321$ 1.70% Loans 50,765 3.68% 52,988 3.50% (2,223) 0.18% 53,898 3.50% Allowance for loan losses (531) --- (597) --- 66 --- (577) --- Other assets 9,649 --- 10,147 --- (498) --- 11,075 --- TOTAL ASSETS 81,387$ 2.79% 84,640$ 2.50% (3,253)$ 0.29% 90,717$ 2.58% Interest-bearing demand deposits 9,601 0.20% 9,845 0.23% (244) -0.03% 10,794 0.54% Noninterest-bearing demand deposits 11,215 --- 11,861 --- (646) --- 10,353 --- Savings 4,081 0.09% 4,053 0.12% 28 -0.03% 4,012 0.10% Money market 27,494 0.49% 27,398 0.46% 96 0.03% 26,336 0.51% Ce tific t s of deposit 7,104 0.98% 8,074 0.95% (970) 0.03% 9,014 0.93% Borrowed funds 6,899 2.37% 8,140 2.10% (1,241) 0.27% 14,806 1.96% Other liabilities 1,493 --- 1,709 --- (216) --- 1,925 --- Equity 13,500 --- 13,560 --- (60) --- 13,477 --- TOTAL LIABILITIES & SE 81,387$ 0.48% 84,640$ 0.47% (3,253)$ 0.01% 90,717$ 0.63% NET INTEREST MARGIN 2.62% 2.30% 0.32% 2.22% 1Q17 1Q164Q16 Change

28 2 2 SBNA: Funding – Deposits* 1Represents average quarterly balances *SBNA total deposits less the SHUSA cash deposit held at SBNA. Average Non Maturity Deposit Balances 1 ($Mn) $47,624 $48,282 $48,757 $49,474 $49,762 0.41% 0.39% 0.31% 0.30% 0.30% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 0.50% 1Q16 2Q16 3Q16 4Q16 1Q17 Non Maturity Deposit Balances Avg. Interest Cost Average Total Deposit Balances 1 ($Mn) $56,638 $57,059 $57,114 $57,548 $56,865 0.48% 0.47% 0.39% 0.39% 0.39% 0.30% 0.35% 0.39% 0.44% 0.48% 0.53% 1Q16 2Q16 3Q16 4Q16 1Q17 Total Deposits Avg. Interest Cost

29

SBNA: Asset Quality

Non-Performing Loans[1]


-4%
$ MM
$590
$515
$497
$513
$710
$687
$615
$583
$565
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17

Criticized Balances[2]


Criticized Balances
Criticized Ratio
$ MM
$1,972
$2,073
$2,171
$2,333
$2,626
$2,376
$2,337
$2,018
$2,108
3.78%
3.95%
4.09%
4.35%
4.81%
4.36%
4.42%
3.87%
4.22%
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17

Delinquency[3]


0.86%
0.79%
0.83%
0.86%
0.76%
0.75%
0.73%
0.80%
0.74%
0.46%
0.42%
0.47%
0.40%
0.43%
0.37%
0.39%
0.47%
0.41%
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
SBNA
Large Banks**

Texas Ratio[4]


15.1%
14.5%
13.9%
14.0%
14.3%
13.7%
13.1%
12.9%
12.1%
9.3%
8.5%
7.9%
8.6%
10.7%
10.3%
9.6%
9.5%
9.2%
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
SBNA
Large Banks**

**Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, and WFC

[1]NPLs = Nonaccruing loans *plus* accruing loans 90+ DPD.
[2]Criticized = loans that are categorized as Special Mention, Substandard, Doubtful, or Loss.
[3]Delinquency = accruing loans 30-89 DPD plus accruing loans 90+ DPD.
[4]See Appendix for Definition and Non-GAAP measurement reconciliation of Texas Ratio.

Santander

30 Santander Real Estate Capital Commercial Real Estate1 Home Equity Mortgages Outstandings NPL* to Total Loans Net Charge-Offs** SBNA: Asset Quality (cont.) *NPL = Nonaccruing loans plus accruing loans 90+ DPD **NCO = Rolling 12-month average for that quarter and the prior 3 quarters 1Commercial Real Estate is comprised of the commercial real estate, continuing care retirement communities and non-owner occupied real estate secured commercial loans (SREC segment included in separate graph). US $ Billions $7.0 $6.8 $6.7 $6.5 $6.4 $6.6 $6.7 $7.0 $6.8 3.0% 2.9% 2.8% 2.7% 2.6% 2.4% 2.2% 2.3% 2.3% 1.3% 1.3% 0.3% 0.2% 0.2% 0.2% 0.1% 0.1% 0.1% 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 $6.0 $6.0 $6.0 $6.0 $5.9 $5.9 $5.9 $5.9 $5.8 1.9% 1.8% 1.7% 1.8% 1.8% 1.7% 1.7% 1.7% 1.7% 0.3% 0.3% 0.3% 0.3% 0.3% 0.3% 0.3% 0.2% 0.2% Q15 2Q15 3Q 5 4Q15 Q16 2Q16 3Q 6 4Q16 1Q17 $5.8 $5.9 $5.8 $6.0 $6.6 $6.6 $6.5 $6.5 $6.4 1.9% 1.3% 1.3% 1.3% 1.7% 1.6% 1.2% 1.2% 1.1% 0.2% 0.4% 0.1% 0.2% 0.2% 0.0% -0.1% -0.1% -0.1% 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 $9.7 $9.7 $10.7 $10.5 $10.3 $10.1 $9.8 $9.3 $9.1 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Q15 2Q15 3Q 5 4Q15 1Q16 2Q16 3Q 6 4Q16 1Q17

31 Global Corporate Banking2 1Commercial Banking = Non-CRE total for Middle Market, Asset Based Lending, Energy Finance, Government Banking, Mortgage Warehouse, Equipment Finance & Leasing, Commercial Banking NCE, Financial Institutions Coverage and Institutional-Non Profit. 2Global Corporate Banking = Non-CRE total for Global Corporate Banking. 3Other Commercial = Non –CRE total for all other Commercial Business segments. 4Other Consumer = Direct Consumer, Indirect Consumer, RV/Marine, Credit Cards , SFC, & RDM Run-off. Commercial Banking1 Other Consumer4 Other Commercial3 Outstandings NPL* to Total Loans Net Charge-Offs** SBNA: Asset Quality (cont.) *NPL = Nonaccruing loans plus accruing loans 90+ DPD **NCO = Rolling 12-month average for that quarter and the prior 3 quarters US $ Billions $6.7 $6.7 $6.9 $7.3 $7.6 $8.1 $8.0 $7.5 $7.1 0.8% 0.6% 0.4% 0.3% 2.2% 2.0% 1.5% 1.8% 2.2% 0.3% 0.2% 0.2% 0.2% 0.1% 0.0% 0.2% 0.9% 1.0% 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 $9.5 $10.1 $9.7 $10.0 $10.1 $9.4 $8.4 $7.9 $6.8 0.0% 0.0% 0.1% 0.2% 0.6% 0.7% 0.8% 0.0% 0.1%0.0% 0.0% 0.0% 0.3% 0.3% 0.3% 0.3% 0.4% 0.4% Q15 2Q15 3Q 5 4Q15 1Q16 2Q16 3Q 6 4Q16 1Q17 $5.6 $5.5 $5.6 $5.8 $5.9 $6.0 $6.1 $6.4 $6.3 0.9% 0.9% 1.0% 1.2% 1.0% 1.0% 1.0% 1.0% 0.9% 0.5% 0.5% 0.5% 0.4% 0.5% 0.4% 0.4% 0.4% 0.3% 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 $1.8 $1.7 $1.7 $1.7 $1.6 $1.6 $1.6 $1.6 $1.5 2.2% 2.0% 2.0% 1.8% 1.7% 1.7% 1.8% 1.9% 1.8% 2 6 2 5 2.6 2.7 2.7% 2.8 2.9 3.1% 3.3% Q15 2Q15 3Q15 4Q15 Q16 2Q16 3Q 6 4Q16 1Q17

32 2 2 SBNA: Capital Ratios 1Fully phased-in under the standardized approach - see SHUSA 1Q 2017 Form 10-Q. Under fully phased-in US Basel III rule1, CET1 ratio as of 1Q17 was 16.6% 13.9% 14.9% 15.7% 16.2% 17.0% 1Q16 2Q16 3Q16 4Q16 1Q17 13.9% 14.9% 15.7% 16.2% 17.0% 1Q16 2Q16 3Q16 4Q16 1Q17 11.3% 11.4% 12.3% 12.3% 12.9% 1Q16 2Q16 3Q16 4Q16 1Q17 15.4% 16.2% 17.0% 17.4% 18.2% 1Q16 2Q16 3Q16 4Q16 1Q17 Common Equity Tier 1 Tier 1 Leverage Ratio Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio

33 2 2 1 SBNA: Non-GAAP to GAAP Reconciliations $ Millions 1Q16 2Q16 3Q16 4Q16 1Q17 Tier 1 Common to RWAs Tier 1 Common Capital 9,813$ 9,876$ 10,025$ 10,006$ 10,031$ RWAs 70,512 66,357 64,015 61,886 59,111 Ratio 13.9% 14.9% 15.7% 16.2% 17.0% Tier 1 Leverage Tier 1 Capital 9,813$ 9,876$ 10,025$ 10,006$ 10,031$ 87,066 86,358 81,815 81,076 77,909 Ratio 11.3% 11.4% 12.3% 12.3% 12.9% Tier 1 Risk Based Tier 1 Capital 9,813$ 9,876$ 10,025$ 10,006$ 10,031$ RWAs 70,512 66,357 64,015 61,886 59,111 Ratio 13.9% 14.9% 15.7% 16.2% 17.0% Total Risk Based Risk Based Capital 10,827$ 10,771$ 10,874$ 10,759$ 10,785$ RWAs 70,512 66,357 64,015 61,886 59,111 Ratio 15.4% 16.2% 17.0% 17.4% 18.2% Average total assets for leverage capital purposes

34 SBNA: Non-GAAP to GAAP Reconciliations (cont.) $ Millions 1Q16 2Q16 3Q16 4Q16 1Q17 SBNA Texas Ratio Total Equity 13,456$ 13,576$ 13,610$ 13,418$ 13,504$ Less: Goodwill and Other Intangibles (excluding MSRs) (3,723) (3,716) (3,681) (3,664) (3,649) Preferred Stock - - - - - Add: Allowance for loan losses 643 640 616 533 535 Total Equity and Loss Allowances for Texas Ratio 10,376$ 10,500$ 10,545$ 10,287$ 10,390$ Nonperforming Assets 747$ 748$ 648$ 618$ 596$ 90+ DPD accruing 2 2 3 3 4 Accruing TDRs 364 364 356 353 361 Total Nonperforming Assets 1,113$ 1,114$ 1,007$ 974$ 961$ Texas Ratio 10.7% 10.6% 9.5% 9.5% 9.2%

35 2 2 SBNA: Non-GAAP to GAAP Reconciliations (cont.) $ Millio s 1Q16 2Q16 3Q16 4Q16 1Q17 SBNA Pre-Tax Pre-Provision Income Pre-tax (loss)/income, as reported (20)$ 104$ 126$ 23$ 87$ Add back: Provision for/(Release of) credit losses 120 - (12) 24 27 Pre-Tax Pre-Provision Income 100$ 104$ 114$ 47$ 114$

36 44.9% 53.4% 51.1% 35% 40% 45% 50% 55% 60% 65% 70% Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 SC Auction Only Recovery Rate SC Auction Plus Recovery Rate (Quarterly)7.5% Max 13.3% Min 2.8% 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 Feb-07 Feb-09 Feb-11 Feb-13 Feb-15 Feb-17 Subprime 4.3% Max 5.4% Min 1.6% Feb-07 Feb-09 Feb-11 Feb-13 Feb-15 Feb-17 Subprime 85 90 95 100 105 110 115 120 125 110 115 120 125 130 Mar-12 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Manheim (Left Axis) NADA (Right Axis) SC: AUTO INDUSTRY ANALYSIS Used Vehicle Indices1 Manheim: Seasonally Adjusted NADA: Not Seasonally Adjusted 1 Manheim, Inc.; Indexed to a basis of 100 at 1995 levels; National Automotive Dealers Association (NADA) 2 Auction Only - includes all auto-related recoveries including inorganic/purchased receivables from auction lanes only 2 Auction Plus – Per the financial statements includes insurance proceeds, bankruptcy/deficiency sales, and timing impacts 3 Standard & Poor’s Rating Services (ABS Auto Trust Data – two-month lag on data, as of February 28, 2017) SC Recovery Rates2 Industry Net Loss Rates3 Nonprime SE V ER IT Y C R ED IT Industry 60+ Day Delinquency Rates3 Nonprime SOURCE: SC First Quarter 2017 Presentation, April 26, 2017. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results

37 SC: DISCIPLINED LOAN UNDERWRITING CONTINUED IN 1Q17 1 Approximate FICOs 2 Includes some capital lease originations Auto origination decreases (YoY) driven by disciplined underwriting in a competitive market ($ in Millions) Q1 2017 Q4 2016 Q1 2016 QoQ YoY Total Core Retail Auto 2,198$ 2,010$ 2,614$ 9% (16%) Chrysler Capital Loans (<640)1 833 768 1,242 8% (33%) Chrysler Capital Loans (≥640)1 755 775 1,307 (3%) (42%) Total Chrysler Capital Retail 1,588$ 1,543$ 2,549$ 3% (38%) Total Leases2 1,602 973 1,619 65% (1%) Total Auto Originations 5,388$ 4,526$ 6,782$ 19% (21%) Total Personal Lending - 190 - N/A N/A Total Originations 5,388$ 4,717$ 6,782$ 14% (21%) Asset Sales 931$ 1,381$ 1,729$ (33%) (46%) Serviced for Others Portfolio 11,015$ 11,945$ 14,235$ (8%) (23%) Average Managed Assets 51,230$ 52,039$ 52,962$ (2%) (3%) Three Months Ended Originations % Variance SOURCE: SC First Quarter 2017 Presentation, April 26, 2017. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results

38 2 2 SOURCE: SC First Quarter 2017 Presentation, April 26, 2017. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results 4% 3% 2% 2% 2% 14% 13% 12% 11% 12% 15% 12% 13% 15% 18% 22% 20% 23% 24% 25% 13% 13% 14% 15% 13% 32% 40% 35% 32% 30% 1Q16 2Q16 3Q16 4Q16 1Q17 Originations by Credit (RIC only) ($ in mi llions) >640 600-640 540-599 <540 No FICO Commercial 51% 57% 56% 53% 47% 49% 43% 44% 47% 53% 1Q16 2Q16 3Q16 4Q16 1Q17 New/Used Originations ($ in mi llions) Used New 1 Loans to commercial borrowers; no FICO score obtained  Originations <640 decreased approximately $840 million YoY  Mix relatively constant on a percentage basis  Higher proportion of used vehicles originated in 2017, up 4% YoY  Average loan balances on originations down YoY, reflecting larger percentage of used vehicles and lower loan-to-values Average loan balance in dollars $21,745 $21,929 $21,482 $21,488 $20,193 $3,723 $3,861 $3,553 $5,162 $3,787 $3,723 $3,861 $3,553 $5,162 $3,787 1 $2,657 $3,499 SC: Originations Exhibit Higher Credit Quality

39 2 2 SC: Asset Quality – Provisions and Reserves $660 $512 $610 $686 $635 12.0% 12.6% 12.4% 12.6% 12.7% 11.6% 11.8% 12.0% 12.2% 12.4% 12.6% 12.8% $0 $100 $200 $300 $400 $500 $600 $700 $800 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Provis ion Expense and Allowance Ratio ($ in mi llions) Provision for credit losses Allowance Ratio $3,422 $171 $128 $10 ($278) $3,453 $3,000 $3,100 $3,200 $3,300 $3,400 $3,500 $3,600 $3,700 $3,800 Q4 2016 New Volume TDR Migration Performance Adjustment Liquidations & Other Q1 2017 Q4 2016 to Q1 2017 ALLL Reserve Walk2 ($ in mi llions)  Allowance to loans ratio increased to 12.7% QoQ, primarily driven by the increased balance of loans classified as TDRs and the denominator effect of slower portfolio growth  Provision for credit losses decreased YoY primarily driven by lower allowance for credit loss offset by higher net credit loss  QoQ allowance increased $31 million  New volume and troubled debt restructuring (“TDR”) migration1 were offset by liquidations and other 1 TDR migration – the allowance for assets classified as TDRs takes into consideration expected lifetime losses, typically requiring additional coverage 2 Explanation of quarter over quarter variance are estimates SOURCE: SC First Quarter 2017 Presentation, April 26, 2017. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results